UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 2, 2009 (January 1, 2009)

ACCELERIZE NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52635	20-3858769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 WILSHIRE BLVD., SUITE 322 LOS ANGELES, CALIFORNIA 90025
(Address of principal executive offices) (Zip Code)

(310) 903 4001
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant decided to cease operating its Debt Settlement Referral Division effective January 1, 2009.

Since January 1, 2007, the registrant provided sales and marketing support in connection with debt settlement solutions offered by debt settlement agencies to consumers across the United States through its Debt Settlement Referral Division.

In light of current market conditions, the registrant decided to concentrate on its core business, namely its on-line advertising and lead generation customer acquisition solutions, and to close its Debt Settlement Referral Division.

During 2009, the registrant will continue to receive commissions for debt settlement solutions provided to past clients, but will not be adding additional clients or have any further financial obligations with respect to the Debt Settlement Referral Division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 2, 2009	ACCELERIZE NEW MEDIA, INC. By: /s/ Brian Ross Brian Ross President and Chief Executive Officer